OFFER SUMMARY

COMMERCIAL BASED SALES FINANCING DISCLOSURES

Legal Name of Business / DBA: MOBILEWALLA HOLDCO, INC./ MOBILEWALLA INC

Authorized Party {1}:                                               ANINDYA DATTA

Authorized Party {2}:                                         JAY_DOUGLAS CLARK

Authorized Party {3}:

Business Physical Address: [***]

Main Contact Phone:

Main Contact Email: [***]

FINANCING INFORMATION:

Amount Disbursed and sent to Merchant Account: $ 190,000

Origination Fee paid to the: $ 10,000

Amount disbursed to "Third Parties" or Merchant "Payoffs":

Total amount being financed as per this agreement: $ 200,000

Estimated TOTAL cost of Financing; [Finance Charge]: Est: $ 91,800

APR: is the "estimated" cost expressed as a yearly RATE: 155.68%

Estimated "Monthly" Cost as Average based on Agreed PMT: $ 40,260.00

TOTAL $$ amount estimated to be paid in this Agreement: $ 291,800

Estimated PAYMENT based on Gross sales calculation: $ 10,065.00

Duration and Frequency of Estimated Payment [TERM]: WEEKLY 29

EARLY SATISFACTION AND "PRE-PAYMENT" INFORMATION

If you "Satisfy" your agreement before the estimated term, you may qualify for a discount. The full financing charge still does apply and is expected to be paid in full although there will be no additional fees added for early satisfaction.

OTHER POTENTIAL FEES AND COST ASSOCIATED WITH THIS FINANCING:

DEFAULT OR STACKING: $5,000 per instance or 10% of the outstanding Purchased amount at the time of Default, whichever is greater

‘NSF" INSUFFICIENT FUNDS: $45 per instance

BLOCKING THE PAYMENT: $2,500 per instance or 10% of the outstanding Purchased amount at the time of Default, whichever is greater

The ''Introducing Party" compensation in this transaction that will be remitted is: $ 18,000

ACKNOWLEDGEMENTS AND SIGNATURES

DATE
ANINDYA DATTA	X	/s/ Anindya Datta	10/30/2026
JAY DOUGLAS CLARK	X	/s/ Jay Douglas Clark	10/30/2026
X

PURCHASE AND SALE OF FUTURE RECEIPTS AGREEMENT

Seller’s Legal Name: MOBILEWALLA HOLDCO, INC./ MOBILEWALLA INC

D/B/A: MOBILEWALLA

Form of Business Entity: Corporation; Limited Liability Company; Partnership; Limited Partnership;

Limited Liability Partnership; Sole Proprietorship Other:

Address: [***] , City: [***] State: [***] Zip [***]

Mailing Address: [***] , City: [***] State: [***] Zip [***]

Primary Contact Name: ANINDYA DATTA Title:

Office Phone Number: Cell Phone Number: Email Address: [***]

SSN: [***] SSN 2: [***] Federal Tax ID Number: [***]

Purchase Price: $ $ 200,000 Purchased Amount: $ $ 291,800 Average Monthly Sales:$

Specified Percentage: 4% Initial Fees:$ $ 10,000 (to be deducted from the Purchase Price)

Outstanding Balance$ Net Amount to Seller:$ $ 190,000 (Purchase Price – Initial Fees)

Initial WEEKLY Amount: $ 10,065.00 Average Daily Sales x Specified Percentage / Average Days in a Calendar Month)

Effective, 10/30/2026 Seller, identified above, hereby sells, assigns, and transfers to E ADVANCE SERVICES LLC "EAS" located at 370 Lexington Avenue, Suite 801, New York, NY 10017, T: (866) 883-5227 or (718) 775-3921 (“Buyer”), without recourse, the Purchased Amount and will deliver the Specified Percentage of the proceeds of each future sale made by Seller (collectively “Future Receipts”) in accordance with this Agreement. “Future Receipts” includes all payments made by check, ACH or other electronic transfer, wire, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a “Payment Card”) or other form of monetary payment in the ordinary course of Seller’s business. As payment for the Purchased Amount, Buyer will deliver to Seller the Purchase Price, shown above, minus any Initial Fees shown above. Seller acknowledges that it has no right to repurchase the Purchased Amount from Buyer.

The obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Seller and has accepted this Agreement by delivering the Purchase Price, minus any Initial Fees. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to the business bank accounts designated in the Authorization Agreement as the Account for Automated Clearing House Transactions signed on the date of this Agreement and as it may be amended or replaced from time to time(the “Account”) and the ability to withdraw the Initial WEEKLY Amount. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trial.

The Personal Guaranty of Performance by Guarantor(s) is attached hereto as Exhibit “A”.

Agreement of Seller: By signing below Seller agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes.

Seller 1 :	/s/ Anindya Datta	Seller 2 :	/s/ Jay Douglas Clark
	(Signature)		(Signature)

Printed Name & Title:	ANINDYA DATTA	Printed Name & Title:	JAY DOUGLAS CLARK

Date:	10/30/2026	Date:	10/30/2026

Purchase and Sale of Future Receipts Agreement	1

Agreement of Each Owner: Each Owner signing below agrees to the terms of the Credit Report Authorization below.

Seller 1 :	/s/ Anindya Datta	Seller 2 :	/s/ Jay Douglas Clark
	(Signature)		(Signature)

Printed Name & Title:	ANINDYA DATTA	Printed Name & Title:	JAY DOUGLAS CLARK

Date:	10/30/2026	Date:	10/30/2026

Delivery of Purchased Amount. Seller must deposit all Future Receipts into the Account on a daily basis and must instruct Seller’s credit card processor, which must be approved by Buyer (the “Processor”) to deposit all Payment Card receipts of Seller into the Account on a daily basis. Seller agrees not to change the Account or add an additional bank account without the express written consent of Buyer. Seller authorizes Buyer to debit the Daily Amount from the Account each business day by either ACH or electronic check. Seller will provide Buyer with all required access codes and agrees not to change them without prior written consent from Buyer. Seller will provide an appropriate ACH authorization to Buyer. Seller will be responsible for any fees incurred by Buyer resulting from a rejected electronic check or ACH debit attempt, as set forth on Appendix A. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer’s debiting any amount authorized under the terms of this Agreement. Seller understands that the foregoing ACH authorization is a fundamental condition to induce Buyer to accept the Agreement. Consequently, such authorization is intended to be irrevocable. In the event that Seller changes or permits changes to the Account or the ACH authorization approved by the Buyer or adds an additional bank account, Buyer shall have the right, without waiving any of its rights and remedies and without notice to Seller or any Guarantor, to notify the new or additional bank of this Agreement and to direct such new or additional bank to remit to the Buyer all or any portion of the amounts received by such bank. Seller hereby grants to Buyer an irrevocable power of attorney, which power of attorney shall be coupled with an interest, and hereby appoints the Buyer or any of the representatives of Buyer as Seller’s attorney in fact, to take any and all action necessary to direct such new or additional bank to remit to Buyer amounts received by such bank.

1. Reconciliation Process (IMPORTANT PROTECTION FOR SELLER). The Periodic Amount is based on an estimate of the Specified Percentage of Seller's Future Receipts. At any time, Seller or Buyer have the right to require a new review of Seller's revenue for the purpose of evaluating whether the Periodic Amount continues to accurately reflect the Specified Percentage of Seller's actual revenue for the period reviewed (a "Reconciliation")

a.
How Seller may request a Reconciliation. Seller may request a Reconciliation by calling Buyer at T: [***] or [***] or sending an email to [***]
b.
How Buyer may Request a Reconciliation. Buyer may request a Reconciliation in writing via regular mail or e-mail.
c.
Reconciliation Review. After receiving or making a request for Reconciliation pursuant to this Agreement, Buyer shall calculate Seller's average revenue for the 30-day period preceding the Reconciliation request (the "Review Period"). Seller shall cooperate with any Reconciliation by providing bank statements or other records of Seller's actual revenue received during the Review Period ("Reconciliation Information"). Reconciliation Information may be provided electronically. Seller shall also provide Buyer with any assistance or other information needed to access or view any Reconciliation Information. Upon receipt of the Reconciliation Information, Buyer shall promptly (but no later than 3 calendar days following such receipt) calculate whether the total of all Periodic Amounts remitted to Buyer during the Review Period was greater than the Specified Percentage of Seller's actual revenue during the Review Period (an "Excess") or less than the Specified Percentage of Seller's actual revenue during the Review Period (a "Shortfall")
d.
Adjusting the Periodic Amount. If there was an Excess, then Buyer shall decrease the Periodic Amount for each subsequent Remittance Day. If there was a Shortfall, then Buyer may (but is not required to) increase the Periodic Amount for each subsequent Remittance Day. In the case of any such adjustment, Buyer shall adjust the Periodic Amount to an amount equal to the Specified Percentage of Seller's reasonably anticipated average revenue, based on the Reconciliation Information. After an adjustment, the Periodic Amount shall remain unchanged until a subsequent adjustment occurs in accordance with this Section.
e.
Failure to Provide Reconciliation Information. If Seller requests a Reconciliation and fails to provide the Reconciliation Information within 7 calendar days after Seller's Reconciliation request, Buyer may consider Seller's Reconciliation request withdrawn. If Buyer requests a Reconciliation and Seller fails to provide the Reconciliation Information within 10 calendar days after Buyer's Reconciliation request, Buyer may adjust the Periodic Amount based on the best information reasonably available to Buyer.

Purchase and Sale of Future Receipts Agreement	2

2. Changing the Remittance Day. The parties may change the frequency of the Remittance Day pursuant to this Section. The effective date of any change to the Remittance Day is referred to herein as the "Change Effective Date". Any change to the Remittance Day will be accompanied by a change to the Periodic Amount immediately following the Change Effective Date. The process for requesting changes to the Remittance Day and calculation of the Periodic Amount is described below.

a.
Changing Remittance Day to occur each Week Day. Either Buyer or Seller may request that a weekly Remittance Day be changed to occur on each Week Day. The party requesting a change must notify the other party in accordance with Section 19 (Notices). The Change Effective Date shall take effect promptly, but no later than one week from the date such notice is either sent or received by Buyer. Immediately after the Change Effective Date, the new Periodic Amount shall be adjusted to an amount equal to: the Periodic Amount immediately prior to the Change Effective Date, divided by five (in the case of a change from a weekly Remittance Day)
b.
Changing Remittance Day to occur weekly. When the Remittance Day is scheduled to occur each Week Day, the Remittance Day may be changed to occur weekly, but only if both parties agree to such change in writing (which may be memorialized in an electronic record, including email). To be effective, both parties must agree on the day each Remittance Day will occur. Immediately after the Change Effective Date, the new Periodic Amount shall be adjusted to an amount equal to the Periodic Amount immediately prior to the Change Effective Date, multiplied by five.
c.
Effect on Reconciliation. Following any Change Effective Date, subsequent adjustments to the Periodic Amount pursuant to Section 4 (Reconciliation Process) shall account for the change in the frequency of the Remittance Day as described above.

3. Nonrecourse Sale of Future Receipts (THIS IS NOT A LOAN). Seller is selling a portion of a future revenue stream to Buyer at a discount, not borrowing money from Buyer. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by Buyer. Seller acknowledges that it has no right to repurchase the Purchased Amount from Buyer. Buyer assumes the risk that Future Receipts may be remitted more slowly than Buyer may have anticipated or projected because Seller's business has slowed down, and the risk that the full Purchased Amount may never be remitted because Seller's business goes bankrupt or Seller otherwise ceased operations in the ordinary course of business. Buyer is buying the Purchased Amount knowing the risks that Seller's business may slow down or fail, and Buyer assumes these risks based on Seller's representations, warranties and covenants in this Agreement that are designed to give Buyer a reasonable and fair opportunity to receive the benefit of its bargain. By this Agreement, Seller transfers to Buyer full and complete ownership of the Purchased Amount and Seller retains no legal or equitable interest therein.

[END OF PAGE]

Purchase and Sale of Future Receipts Agreement	3

4.
Fees and Charges. Other than the Initial Fees, if any, set forth above, Buyer is NOT CHARGING ANY ORIGINATION OR BROKER FEES to Seller. If Seller is charged another such fee, it is not being charged by Buyer. A list of all fees and charges applicable under this Agreement is contained in Appendix A.
5.
Credit Report and Other Authorizations. Seller and each of the Owners signing above authorize Buyer, its agents and representatives and any credit reporting agency engaged by Buyer, to (i) investigate any references given or any other statements or data obtained from or about Seller or any of its Owners for the purpose of this Agreement; (ii) obtain consumer and business credit reports on the Seller and any of its Owners; and (iii) to contact personal and business references provided by the Seller in the Application, at any time now or for so long as Seller and/or Owners continue to have any obligations to Buyer as a consequence of this Agreement or for Buyer’s ability to determine Seller’s eligibility to enter into any future agreement with Buyer.
6.
Authorization to Contact Current and Prior Banks. Seller hereby authorizes Buyer to contact any current or prior bank of the Seller in order to obtain whatever information it may require regarding Seller’s transactions with any such bank. Such information may include but is not limited to, information necessary to verify the amount of Future Receipts previously processed on behalf of Seller and any fees that may have been charged by the bank. In addition, Seller authorizes Buyer to contact any current or prior bank of the Seller for collections and in order to confirm that Seller is exclusively using the Account identified above, or any other account approved by Buyer, for the deposit of all business receipts.
7.
Right to Cancel. Seller understands that Buyer offers Seller a right to cancel this Agreement at any time within 3 business days after Buyer has delivered the Purchase Price. Seller may exercise this right by notifying Buyer that it is cancelling this Agreement and returning the Purchase Price to Buyer. For the Seller’s right to cancel to be effective, Buyer must receive both the notice and the Purchase Price within 3 business days after the Buyer has delivered the Purchase Price. Buyer shall retain the Initial Fees, but Seller shall not be responsible for any other costs if this Agreement is cancelled pursuant to this Section.
8.
Financial Information. Seller authorizes Buyer and its agents to investigate its financial responsibility and history, and will provide to Buyer any authorizations, bank or financial statements, tax returns, etc., as Buyer deems necessary in its sole discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed acceptable as an authorization for release of financial and credit information. Buyer is authorized to update such information and financial and credit profiles from time to time as it deems appropriate. Seller waives, to the maximum extent permitted by law, any claim for damages against Buyer or any of its affiliates relating to any investigation undertaken by or on behalf of Buyer as permitted by this Agreement or disclosure of information as permitted by this Agreement.
9.
Transactional History. Seller authorizes all of its banks and brokers and Payment Card processors to provide Buyer with Seller’s banking, brokerage and/or processing history to determine qualification or continuation in this program, or for collections upon an Event of Default.
10.
Publicity. Seller hereby authorizes Buyer to use its name in listings of clients and in advertising and marketing materials.
11.
Application of Amounts Received by Buyer. Buyer reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to Buyer from Seller prior to applying such amounts to reduce the amount of any outstanding Purchased Amount.
12.
Representations, Warranties and Covenants of Seller. As of the date of this Agreement and, unless expressly stated otherwise, continuing until Buyer has received 1) the Purchased Amount and 2) all fees and charges (including legal fees) due under this Agreement, Seller represents, warrants and covenants to Buyer as follows:
12.1.
Good Faith and Best Efforts. Seller will conduct its business in good faith and will use its best efforts to continue its business at least at its current level, to enable Buyer to obtain the Purchased Amount.
12.2.
Financial Condition and Financial Information. Any bank statements and financial statements of Seller that have been furnished to Buyer, and future statements that will be furnished to Buyer, fairly represent the financial condition of Seller at such dates, and Seller will notify Buyer immediately if there are material adverse changes, financial or otherwise, in the condition or operation of Seller or any change in the ownership of Seller. Buyer may request bank and financial statements at any time during the performance of this Agreement, and the Seller shall provide them to Buyer within five business days of such request. Furthermore, Seller represents that all documents, forms and recorded interviews provided to or with Buyer are true, accurate and complete in all respects, and accurately reflect Seller’s financial condition and results of operations. Seller further agrees to authorize the release of any past or future tax returns to Buyer.

Purchase and Sale of Future Receipts Agreement	4

12.3.
Governmental Approvals. Seller is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.
12.4.
Authority to Enter into This Agreement. Seller and the person(s) signing this Agreement on behalf of Seller, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.
12.5.
Change of Name, Location, Type or Sale or Closing of Business. Seller will not conduct Seller’s businesses under any name other than as disclosed to Buyer or change any of its places of or type of business without prior written consent of Buyer. Seller will not voluntarily sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without (i) the express prior written consent of Buyer; and (ii) the written agreement of any purchaser or transferee assuming all of Seller’s obligations under this Agreement pursuant to documentation satisfactory to Buyer. Except as disclosed to Buyer in writing, as of the date this Agreement Seller has no plans to close its business either temporarily, whether for renovations, repairs, or any other purpose, or permanently. Seller will not voluntarily close its business on a temporary basis for renovations, repairs, or any other purposes. This provision, however, does not prohibit Seller from closing its business temporarily if such closing is required to conduct renovations or repairs that are required by local ordinance or other legal order, such as from a health or fire inspector, or if otherwise forced to do so by circumstances outside of the control of Seller. Prior to any such closure, Seller will provide Buyer ten business days’ notice to the extent practicable.
12.6.
No Pending or Contemplated Bankruptcy as of the Date of this Agreement. As of the date of this Agreement, Seller does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney within six months prior to the date of this Agreement. Seller further warrants that as of the date of this Agreement it does not anticipate filing a bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.
12.7.
Seller to Maintain Insurance. Seller will possess and maintain insurance in such amounts and against such risks as are necessary to protect its business and will provide proof of such insurance to Buyer upon demand.
12.8.
Seller to Pay Taxes Promptly. Seller will promptly pay all necessary taxes, including but not limited to employment and sales and use taxes.
12.9.
No Violation of Prior Agreements. Seller’s execution and performance of this Agreement will not conflict with any other agreement, obligation, promise, court order, administrative order or decree, law or regulation to which Seller is subject, including any agreement that prohibits the sale or pledge of Seller’s Future Receipts.
12.10.
No Diversion of Receipts. Seller will not permit any event to occur that could cause a diversion of any of Seller’s Future Receipts from the Account.
12.11.
Seller’s Knowledge and Representation. Seller represents, warrants, and agrees that it is a sophisticated business entity familiar with the kind of transaction covered by the Agreement; it was represented by counsel or had full opportunity to consult with counsel.
12.12.
Accurate and Complete Information. Seller represents, warrants, and agrees that all information provided to Buyer, all statements made to Buyer relating to this transaction in any way have been truthful, accurate, and complete. Seller further agrees that Seller will be truthful in all future statements to Buyer and will provide Buyer with accurate and complete information regarding Seller’s business as required by this Agreement.
13.
Rights of Buyer.
13.1.
Acknowledgment of Security Interest and Security Agreement. The Future Receipts sold by Seller to Buyer pursuant to this Agreement are “accounts” or “payment intangibles” as those terms are defined in the Uniform Commercial Code as in effect in the state in which the Seller is located (the “UCC”) and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Buyer. To the extent the Future Receipts are “accounts” or “payment intangibles” then (i) the sale of the Future Receipts creates a security interest as defined in the UCC; (ii) this Agreement constitutes a “security agreement” under the UCC; and (iii) Buyer as all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without an Event of Default, Buyer may notify account debtors,

Purchase and Sale of Future Receipts Agreement	5

or other persons obligated on the Future Receipts, or holding the Future Receipts, of Seller’s sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Buyer.
13.2.
Financing Statements. Seller authorizes Buyer to file one or more UCC-1 forms consistent with the UCC to give notice that the Purchased Amount of Future Receipts is the sole property of Buyer. The UCC filing may state that such sale is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from obtaining any financing that impairs the value of the Future Receipts or Buyer’s right to collect same. Seller authorizes Buyer to debit the Account for all costs incurred by Buyer associated with the filing, amendment or termination of any UCC filings.
13.3.
Right of Access. In order to ensure that Seller is complying with the terms of this Agreement, Buyer shall have the right to (i) enter, without notice, the premises of Seller’s business for the purpose of inspecting and checking Seller’s transaction processing terminals to ensure the terminals are properly programmed to submit and or batch Seller’s daily receipts to the Processor and to ensure that Seller has not violated any other provision of this Agreement; (ii) Seller shall provide access to its employees and records and all other items as requested by Buyer; and (iii) have Seller provide information about its business operations, banking relationships, vendors, landlord and other information to allow Buyer to interview any relevant parties.
13.4.
Phone Recordings and Contact. Seller agrees that any call between Buyer and Seller, and their agents and employees may be recorded or monitored. Further, Seller agrees that (i) it has an established business relationship with Buyer, its employees and agents and that Seller may be contacted from time-to-time regarding this or other business transactions; (ii) that such communications and contacts are not unsolicited or inconvenient; and (iii) that any such contact may be made at any phone number, emails address, or facsimile number given to Buyer by the Seller, its agents or employees, including cellular telephones.
13.5.
ACH Authorization. Seller represents and warrants that (i) the Account is Seller’s bank account; (ii) the person executing this Authorization on behalf of Seller is an authorized signer on the Account and has the power and authority to authorize Buyer to initiate ACH transactions to and from the Account; and (iii) the Account is a legitimate, open, and active bank account established and used solely for business purposes and not for personal, family or household purposes. If an ACH transaction is rejected by Seller’s financial institution for any reason other than a stop payment order placed by Seller with its financial institution, including without limitation insufficient funds, Seller agrees that Buyer may resubmit up to two times any ACH transaction that is dishonored. Seller’s bank may charge Seller fees for unsuccessful ACH entries. Seller agrees that Buyer will have no liability to Seller for such fees. In the event Buyer makes an error in processing any payment or credit, Seller authorizes Buyer to initiate ACH entries to or from the Account to correct the error. Seller acknowledges that the origination of ACH entries to and from the Account must comply with applicable law and applicable network rules. Seller agrees to be bound by the Rules and Operating Guidelines of NACHA (formerly known as the National Automated Clearing House Association). Seller will not dispute any ACH transaction initiated pursuant to this Authorization, provided the transaction corresponds to the terms of this Authorization. Seller requests the financial institution that holds the Account to honor all ACH entries initiated in accordance with this Authorization.
14.
Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”: (a) Seller interferes with Buyer’s right to collect the Daily Amount; (b) Seller violates any term or covenant in this Agreement; (c) Seller uses multiple depository accounts without the prior written consent of Buyer; (d) Seller changes its depositing account or its payment card processor without the prior written consent of Buyer; (e) Seller defaults under any other agreement with Buyer, or breaches any of the terms, covenants and conditions of any other agreement with Buyer; (f) Seller fails to provide timely notice to Buyer such that in any given calendar month there are four or more ACH transactions attempted by Buyer that are rejected by Seller’s bank, or, Seller places a stop payment on Buyer’s ACH debit.
15.
Remedies. If any Event of Default occurs, Buyer may proceed to protect and enforce its rights including, but not limited to, the following:
15.1.
The Specified Percentage shall equal 100%. The full undelivered Purchased Amount plus all fees and charges (including legal fees) assessed under this Agreement will become due and payable in full immediately.
15.2.
Buyer may enforce the provisions of the Personal Guaranty of Performance against each Owner.
15.3.
Seller shall pay to Buyer all reasonable costs associated with the Event of Default. Buyer may proceed to protect and enforce its rights and remedies in law or equity including via lawsuit. I f a l a w s u i t i s i n i t i a t e d , under which Buyer shall recover Judgment against Seller, Seller shall be liable for all of Buyer’s costs, including but not limited to all reasonable attorneys’ fees and court costs.

Purchase and Sale of Future Receipts Agreement	6

15.4.
Buyer may debit Seller’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on any of Seller’s bank accounts for all sums due to Buyer.
16.
Modifications; Amendments. No modification, amendment, waiver, or consent of any provision of this Agreement shall be effective unless the same is in writing and signed by Buyer.
17.
Assignment. Buyer may assign, transfer, or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part, with or without prior written notice to Seller.
18.
Notices.
18.1.
Notices from Buyer to Seller. Buyer may send any notices, disclosures, terms and conditions, other documents, and any future changes to Seller by regular mail or by e-mail, at Buyer’s option and Seller consents to such electronic delivery. Notices sent by e-mail are effective when sent. Notices sent by regular mail become effective three days after mailing to Seller’s address set forth in this Agreement.
18.2.
Notices from Seller to Buyer. Except as provided in section 19.1, Seller may send any notices to Buyer by e-mail only upon the prior written consent of Buyer, which consent may be withheld or revoked at any time in Buyer’s sole discretion. Otherwise, any notices or other communications from Seller to Buyer must be delivered by certified mail, return receipt requested, to Buyer’s address set forth in this Agreement. Notices sent to Buyer shall become effective only upon receipt by Buyer.
18.3.
Shortage of Funds Notices from Seller to Buyer. The Agreement requires Seller to advise Buyer prior to each withdrawal of a shortage of funds. Seller may advise Buyer of a shortage of funds in the Account by calling [***] or [***]

Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Buyer which consent may be withheld in Buyer’s sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principles of conflicts of law. Seller understands and agrees that (i) Buyer is located in New York; (ii) Buyer makes all decisions from Buyer’s office in New York; (iii) the Agreement is made in New York (that is, no binding contract will be formed until Buyer receives and accepts Seller’s signed Agreement in New York), (iv) Buyer’s financial institutions are located in New York; and (v) Seller’s payments are not accepted until received by Buyer in New York.

Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law principles.

16.
Choice of Forum.

Buyer As Plaintiff. In the event that Plaintiff commences a dispute, suit, action, or proceeding of any nature whatsoever against Seller arising out of, or relating to, this Agreement, including, without limitation, the negotiation, breach, termination, enforcement, interpretation or validity of this Agreement (an “Action”), Buyer may commence such Action, in its sole discretion, in any State or Federal court located (a) in New York state; (b) where Seller is organized, physically located or maintains assets; (c) where any Owner is organized, physically located or maintains assets; or (d) where any Guarantor is organized, physically located or maintains assets (collectively, “Buyer Chosen Forums”). Seller expressly submits to the personal jurisdiction of the Buyer Chosen Forums, and Seller expressly waives any and all defenses to the exercise of personal jurisdiction over it by any such Buyer Chosen Forums. Seller expressly waives any objection to laying venue in such Buyer Chosen Forums, including, without limitation, any objection based on the convenience of such forum or otherwise. Seller understands and agrees that (i) Buyer is located in New York; (ii) Buyer makes all decisions from Buyer’s office in New York; (iii) the Agreement is made in New York (that is, no binding contract will be formed until Buyer receives and accepts Seller’s signed Agreement in New York; and (iv) Seller’s payments are not accepted until received by Buyer in New York. IN THE EVENT THE BUYER, IN ITS SOLE DISCRETION, COMMENCES A SUIT OR ACTION IN A JURISDICTION OTHER THAN IN A STATE COURT OF THE STATE OF NEW YORK, AND TO THE EXTENT OTHERWISE PERMITTED BY THE LAW OF SUCH OTHER JURISDICTION, SELLER AGREES THAT BUYER MAY SERVE IT WITH certified mail, registered mail, by a recognized delivery service (such as Federal Express - (Fedex) 2 Days Express Service, UPS mail), OR Personal Service with an Adult Signature And Confirmation Required TO THE MAILING ADDRESS(ES) LISTED ON PAGE 1 OF THIS AGREEMENT, AND THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND PROPER SERVICE.

Seller As Plaintiff. In the event that Seller commences an Action against Buyer, Seller must commence such Action only in the State or Federal court located in the State of New York, County of New York (“New York County”). In the event that Seller

Purchase and Sale of Future Receipts Agreement	7

commences an Action outside of New York County, Seller (a) waives any right to oppose any motion or application made by Buyer to dismiss such action, and/or to transfer such Action to an appropriate court sitting in New York County; and (b) agrees to pay Buyer its costs and expenses, including, without limitation, reasonable attorney’s fees, incurred in connection with Buyer’s efforts to dismiss or transfer such action. Seller understands and agrees that (i) Buyer is located in New York; (ii) Buyer makes all decisions from Buyer’s office in New York; (iii) the Agreement is made in New York (that is, no binding contract will be formed until Buyer receives and accepts Seller’s signed Agreement in New York; and (iv) Seller’s payments are not accepted until received by Buyer in New York.

17.
Survival of Representations, Warranties and Covenants. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full.
18.
Interpretation. All Parties hereto have reviewed this Agreement with an attorney of their own choosing and have relied only on their own attorney’s guidance and advice or have been provided sufficient opportunity to have an attorney of their choosing review the Agreement. No construction determinations shall be made against either Party hereto as drafter.
19.
Entire Agreement and Severability. This Agreement (together with its related Exhibits) embodies the entire agreement between Seller and Buyer and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.
19.
Facsimile Acceptance. Facsimile signatures, or any other electronic means reflecting the party’s signature hereto, shall be deemed acceptable for all purposes. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.
20.
Confidentiality. The terms and conditions of this Agreement are proprietary and confidential. Unless required by law, Seller shall not disclose this information to anyone other than its attorney, accountant or similar service provider and then only to the extent such person uses the information solely for purpose of advising Seller and first agrees in writing to be bound by the terms of this Section. A breach of this section entitles Buyer to damages and legal fees as well as temporary restraining order and preliminary injunction without bond.
21.
Monitoring, Recording, and Solicitations.
21.1.
Authorization to Contact Seller by Phone. Seller authorizes Buyer, its affiliates, agents and independent contractors to contact Seller at any telephone number Seller provides to Buyer or from which Seller places a call to Buyer, or any telephone number where Buyer believes it may reach Seller, using any means of communication, including but not limited to calls or text messages to mobile, cellular, wireless or similar devices or calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Seller incurs charges for receiving such communications.
21.2.
Authorization to Contact Seller by Other Means. Seller also agrees that Buyer, its affiliates, agents, and independent contractors, may use any other medium not prohibited by law including, but not limited to, mail, e-mail, text messaging and facsimile, to contact Seller. Seller expressly consents to conduct business by electronic means.
21.3.
SERVICE OF PROCESS. IN ADDITION TO THE METHODS OF SERVICE ALLOWED BY THE NEW YORK STATE CIVIL PRACTICE LAW & RULES ("CPLR"), SELLER HEREBY CONSENTS, IN THE EVENT OF DEFAULT HEREUNDER, TO SERVICE OF PROCESS UPON IT certified mail, registered mail, by a recognized delivery service (such as Federal Express - (Fedex) 2 Days Express Service, UPS mail), OR Personal Service with an Adult Signature And Confirmation Required, TO THE ADDRESS(ES)LISTED ON PAGE ONE (1) OF THIS AGREEMENT. SERVICE HEREUNDER SHALL BE DEEMED COMPLETED THIRTY DAYS AFTER SELLER DEPOSITS SAID MAILING INTO A USPS DEPOSITORY UNDER THE EXCLUSIVE CUSTODY AND CONTROL OF THE UNITED STATES POSTAL SERVICE OR THIRTY (30) DAYS AFTER FEDERAL EXPRESS DELIVERY. SELLER MUST PROMPTLY NOTIFY BUYER, IN WRITING, OF EACH AND EVERY CHANGE OF ADDRESS TO WHICH SERVICE OF PROCESS SHALL BE MADE. SERVICE OF PROCESS BY BUYER TO THE LAST KNOWN SELLER’S ADDRESS SHALL BE SUFFICIENT. SELLER WILL HAVE THIRTY (30) CALENDAR DAYS FROM THE DATE OF DELIVERY (OR ATTEMPTED DELIVERY) OF THE SERVICE OF PROCESS HEREUNDER IN WHICH TO RESPOND. FURTHERMORE, SELLER EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT.

Purchase and Sale of Future Receipts Agreement	8

22.
JURY WAIVER. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH PARTY MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.
23.
CLASS ACTION WAIVER. BUYER, SELLER, AND EACH GUARANTOR ACKNOWLEDGE AND AGREE THAT THE AMOUNT AT ISSUE IN THIS TRANSACTION AND ANY DISPUTES THAT ARISE BETWEEN THEM ARE LARGE ENOUGH TO JUSTIFY DISPUTE RESOLUTION ON AN INDIVIDUAL BASIS. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR A COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

Purchase and Sale of Future Receipts Agreement	9

Appendix A – List of Fees and Charges

The Agreement provides that Seller shall be liable for the following amounts, in addition to the Purchased Amount of Future Receipts:

1. Initial Fees as set forth on page one. Please refer to page twelve for additional details.

2. All costs Buyer incurs because Seller fails to notify Buyer in a timely manner that the Daily Amount will not be available in the Account.

3. All costs incurred by Buyer associated with the filing, amendment, or termination of any UCC filings.

4. All costs of collections, including attorney fees and all costs related to the enforcement of any other remedies available to Buyer if the Seller defaults.

Purchase and Sale of Future Receipts Agreement	10

Exhibit A

PERSONAL GUARANTY OF PERFORMANCE

This Personal Guaranty of Performance (this “Guaranty”) is executed as of 10/30/2026, by

ANINDYA DATTA , JAY DOUGLAS CLARK (the“Guarantor”), for the benefit of

E ADVANCE SERVICES LLC ("Buyer")

RECITALS

A. Pursuant to that Purchase and Sale of Future Receipts Agreement (the “Purchase Agreement”), dated 10/30/2026, between

Buyer and MOBILEWALLA HOLDCO, INC./ MOBILEWALLA INC (“Seller”), Buyer has purchased Future Receipts of Seller.

B. Guarantor will directly benefit from Buyer and Seller entering into the Purchase Agreement; and

C. Buyer is not willing to enter into the Purchase Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of all of the obligations of Seller.

AGREEMENT

As an inducement to Buyer to purchase the Future Receipts identified in the Purchase Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

1. Defined Terms: All capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

2. Guaranty of Obligations: Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of the following obligations of Seller (the “Guaranteed Obligations”):

2.1
Seller’s obligation to provide bank and financial statements within five business days after request from Buyer;
2.2
Seller’s obligation to not change the Account or add an additional bank account without the express written consent of Buyer; or to place a Stop Payment on Buyer’s ACH debit;
2.3
Seller’s obligation to not conduct Seller’s businesses under any name other than as disclosed to Buyer;
2.4
Seller’s obligation to not change any of its places of business or the type of business without prior written consent by Buyer; and
2.5
Seller’s obligation to not voluntarily sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without (i) the express prior written consent of Buyer; and (ii) the written agreement of any purchaser or transferee assuming all of Seller’s obligations to Buyer pursuant to documentation satisfactory to Buyer

3. Guarantor’s Other Agreements: Guarantor will not dispose, convey, sell or otherwise transfer, or cause Seller to dispose, convey, sell or otherwise transfer, any material business assets of Seller without the prior written consent of Buyer, which may be withheld for any reason. Except as may be limited in section 9, Guarantor hereby agrees to pay all costs and attorney’s fees incurred by Buyer in connection with any actions commenced by Buyer to enforce its rights or incurred in any action to defend its performance under the Purchase Agreement and this Guaranty. This Guaranty is binding upon Guarantor, and Guarantor’s heirs, legal representatives, successors and assigns. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Seller and Buyer, or the existence of any defense, setoff or counterclaim which Seller may assert. Buyer is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time renew or extend Seller’s obligations under the Purchase Agreement or otherwise modify, amend or change the terms of the Purchase Agreement. Guarantor is hereby notified that a negative credit report reflecting on his/her credit record may be submitted to a credit reporting agency if the terms of this Guaranty are not honored by the Guarantor. Guarantor expressly consents to conduct business by electronic means.

Purchase and Sale of Future Receipts Agreement	11

4. The Guarantor(s) have been represented by independent counsel of their own choice, or have had the opportunity to be so represented, throughout the negotiations that preceded execution of this Guaranty. The Guarantor(s) agree(s) that, in interpreting any issues that may arise in connection with the construction of this Guaranty, rules of construction related to who prepared this Guaranty shall be inapplicable, Guarantor(s) having contributed, or having had the opportunity to contribute, to clarify any issue.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIPTS, INCLUDING THE PURCHASE AND SALE OF FUTURE RECEIPTS TERMS AND CONDITIONS, ARE HEREBY INCORPORATED IN, AND MADE A PART OF, THIS PERSONAL GUARANTY OF PERFORMANCE, AND GUARANTOR(S) EXPRESSLY AGREE TO BE BOUND, TO THE SAME EXTENT THAT SELLER IS BOUND, AND AS IF THE TERM “GUARANTOR(S)” IS SUBSTITUTED FOR THE TERM “SELLER,” IN THE AGREEMENT.

Guarantor #1	Guarantor #2

ANINDYA DATTA	JAY DOUGLAS CLARK
Print Name	Print Name

/s/ Anindya Datta	/s/ Jay Douglas Clark

Purchase and Sale of Future Receipts Agreement	12

APPENDIX A: THE FEE STRUCTURE

UNDERWRITING & ACH PROGRAM FEE

TOTAL FEES: 5 % OF PURCHASE PRICE

B.
NSF FEE (STANDARD) - $45.00 EACH

UP TO FOUR TIMES ONLY (DAILY) BEFORE A DEFAULT IS DECLARED WEEKLY PAYMENT CONTRACTS, IF ANY MISSED PAYMENT IS NOT RECTIFIED BY THE END OF THE DAY, THE PAYER / MERCHANT WILL BE SUBJECT TO LEGAL ACTION, AND A LAWSUIT WILL BE FILED ON THE NEXT BUSINESS DAY.

C.
REJECTED ACH - $2,500 or 10% of the outstanding Purchased
amount at the time of Default, whichever is greater

WHEN THE MERCHANT DIRECTS THE BANK TO REJECT OUR ACH.

D.
BANK ACH FEE -

REQUIRED FOR ACH PROCESSING AND SET UP

E.
BLOCKED ACCOUNT - $2,500.00 or 10% of the outstanding Purchased amount at the time of Default, whichever is greater

WHEN THE MERCHANT BLOCKS ACCOUNT FROM OUR DEBIT ACH
WHICH PLACES THEM IN DEFAULT (PER CONTRACT)

F.
DEFAULT FEE - $5,000.00, or 10% of the outstanding Purchased amount at the time of Default, whichever is greater

WHEN THE MERCHANT CHANGES BANK ACCOUNTS CUTTING US OFF FROM COLLECTIONS

G.
WIRE TRANSFER FEE - $50.00

MISCELLANEOUS SERVICE FEES. MERCHANT SHALL PAY CERTAIN FEES FOR SERVICES RELATED TO THE ORIGINATION AND MAINTENANCE OF ACCOUNTS WHICH MAY INCLUDE BUT NOT BE LIMITED TO: MERCHANTS FUNDING IS DONE ELECTRONICALLY TO THEIR DESIGNATED BANK ACCOUNT AND CHARGED A FEE OF $35.00 FOR A FED WIRE OR $15.00 FOR AN ACH. THE FEE FOR UNDERWRITING AND ORIGINATION IS PAID FROM THE FUNDED AMOUNT IN ACCORDANCE WITH THE SCHEDULE ON THIS PAGE. IF MERCHANT IS UTILIZING A BRIDGE / CONTROL ACCOUNT, THERE IS AN UPFRONT FEE OF $395.00 FOR THE BANK FEES AND ADMININSTRATIVE COSTS OF MAINTAINING SUCH ACCOUNT FOR EACH CASH ADVANCE AGREEMENT WITH MERCHANT. FUND TRANSFERS FROM BRIDGE / CONTROL ACCOUNTS TO MERCHANT'S OPERATING BANK ACCOUNT WILL BE CHARGED $10.95 PER MONTH VIA ACH. THIS FEE WILL CONTINUE IF THE BRIDGE ACCOUNT REMAINS OPEN AFTER THE RTR PAID. MERCHANT WILL BE CHARGED $50.00 FOR EACH CHANGE OF ITS OPERATING BANK ACCOUNT ONCE ACTIVE WITH BPF. ANY ADMININSTRATIVE ADJUSTMENTS ASSOCIATED WITH CHANGES TO THE SPECIFIED PERCENTAGE WILL INCUR A FEE OF $75.00 PER OCCURRENCE.

(ALL FEES ARE SUBJECT TO CHANGE)

MERCHANT INITIALS:

Purchase and Sale of Future Receipts Agreement	13

AUTHORIZATION AGREEMENT

FOR AUTOMATED CLEARING HOUSE TRANSACTIONS

[ MOBILEWALLA HOLDCO, INC./ MOBILEWALLA INC ] (“Seller”) hereby authorizes ADVANCE SYNDICATE SERVICES (“Buyer”) to present automated clearing house (ACH) debits to the Account identified below in the amount of fees and other payments due to Buyer from Seller under the terms of that Purchase and Sale of Future Receipts Agreement (the “Agreement”) entered into between Seller and Buyer, as it may be amended, supplemented or replaced from time to time. Seller also authorizes Buyer to initiate additional entries (debits and credits) to correct any erroneous transfers. In addition, if an Event of Default (as defined in the Agreement) occurs, Seller authorizes Buyer to debit any and all accounts controlled by Seller or controlled by any entity with the same Federal Tax Identification Number as Seller up to the total amount, including but not limited to, all fees and charges, due to Buyer from Seller under the terms of the Agreement.

Seller agrees to be bound by the Rules and Operating Guidelines of NACHA and represents and warrants that each of the designated accounts is established and used primarily for commercial/business purposes, and not for consumer, family, or household purposes. Seller authorizes Buyer to contact Seller’s financial institution to obtain available funds information and/or to verify any information Seller has provided about the designated checking account and to correct any missing, erroneous or out-of-date information. Seller understands and agrees that any revocation or attempted revocation of this Authorization will constitute an event of default under the Agreement for the Purchase and Sale of Future Receipts. In the event that Seller closes any designated checking account, or the designated checking account has insufficient funds for any ACH transaction under this Authorization, Seller authorizes Buyer to contact Seller’s financial institution and obtain information (including account number, routing number and available balance) concerning any other deposit account(s) maintained by Seller with Seller’s financial institution, and to initiate ACH transactions under this Authorization to such additional account(s). To the extent necessary, Seller grants Buyer a limited Power of Attorney to take action in Seller’s name to facilitate this authorization.

Account:	Name of Bank:	[***]

	ABA Transit/Routing #:	[***]

	Checking Account #:	[***]

This authorization is to remain in full force and effect until Buyer has received all amounts due or that may become due to Buyer under the Agreement.

Seller Information:

Seller’s Name:	MOBILEWALLA HOLDCO, INC./ MOBILEWALLA INC

Signature of Authorized Representative:		/s/Anindya Datta	/s/Jay Douglas Clark

Print Name:	ANINDYA DATTA		JAY DOUGLAS CLARK

Title:	CEO	COO & Founder

Seller’s Tax ID:	[***]

Date:	10/30/2026

PLEASE NOTE THAT ANY "STOP PAYMENT" PLACED BY THE SELLER WITH REGARD TO ANY PAYMENT IS IN DIRECT VIOLATION OF THIS AUTHORIZATION AND SHALL CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT. FURTHER ANY SUCH ACTION SHALL GIVE RISE TO CIVIL AND CRIMINAL LIABILITY IN MOST STATES ABSENT THE EXPRESS WRITTEN CONSENT OF THE BUYER.

[Attached Voided Check Here]

Purchase and Sale of Future Receipts Agreement	14

AUTHORIZED SERVICING AGENT – ADVANCE SYNDICATE SERVICES

ADVANCE SYNDICATE SERVICES is the independent authorized Servicing Agent of E ADVANCE SERVICES LLC for this Agreement providing administrative, bookkeeping, reporting, and support services for E ADVANCE SERVICES LLC and the Merchant. ADVANCE SYNDICATE SERVICES is not affiliated with, or owned by, E ADVANCE SERVICES LLC and is acting as independent agent for services including but not limited to background checks, credit checks, general underwriting review, filing UCC-1 security interests cash management, account reporting, remittance and receipts collection. ADVANCE SYNDICATE SERVICES may, at its sole discretion, participate in this facility by providing a portion of the funds for this transaction directly to E ADVANCE SERVICES LLC . ADVANCE SYNDICATE SERVICES is not a credit card processor, or in the business of processing credit cards. Merchant and Owner/Guarantor hereby acknowledge that in no event shall ADVANCE SYNDICATE SERVICES be liable for any claims made against E ADVANCE SERVICES LLC or the Processor under any legal theory for lost profits, lost revenues, lost business opportunity, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by the Merchant and Owner/ Guarantor. As such, Merchant hereby authorizes ADVANCE SYNDICATE SERVICES as the appointed Merchant Agreement servicing agent for E ADVANCE SERVICES LLC to initiate ACH Debits (Withdrawals) from Merchant’s bank account for the payment of the Purchased Amount as it becomes due and payable under the terms of the Merchant Agreement. Furthermore, Merchant represents and warrants that it is the owner of the Account or has the full authority to grant this authorization. If there are any questions in regard to an electronic debit (withdrawal) from the Account, you may contact ADVANCE SYNDICATE SERVICES at [***] or [***]

Merchant #1

By:	ANINDYA DATTA	Signature:	/s/Anindya Datta
(Print Name)

Merchant #2

By:	JAY DOUGLAS CLARK	Signature:	/s/Jay Douglas Clark
(Print Name)

Owner/Guarantor #1

By:	ANINDYA DATTA	Signature:	/s/Anindya Datta
(Print Name)

Owner/Guarantor #2

By:	JAY DOUGLAS CLARK	Signature:	/s/Jay Douglas Clark
(Print Name)

Initials:

Purchase and Sale of Future Receipts Agreement	15

ADDENDUM TO CONTRACT
WAIVER OF PERSONAL SERVICE

This Addendum (“Addendum”) is to be made a part of the purchase and sale of future receivables agreement (the “Contract”) between E ADVANCE SERVICES LLC(“Purchaser”) and
 MOBILEWALLA HOLDCO, INC./ MOBILEWALLA INC
(“Seller”) and ANINDYA DATTA (“Guarantor”), (collectively the “Parties”)
date 10/30/2026 .

1.
Seller hereby irrevocably and unconditionally waives personal service of any summons, complaint, or other process, which may be made by any other means permitted by law. Seller understands and agrees that an action, lawsuit, or controversy may be taken up and considered by a court without any further notice. Seller further agrees to waive any objection to the absence of formal service of process.

Irrevocable Consent Service of Process by Mail. Merchant waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified mail, registered mail, by a recognized delivery service (such as Federal Express - (Fedex) 2 Days Express Service, UPS mail), OR Personal Service with an Adult Signature And Confirmation Required directed to address listed hereto, that such service of process shall be deemed served on the day such summons, complaint or other process is placed in a depository under the exclusive custody and control of the United States Postal Service, using one of the methods listed, and that no additional notice or mailings shall be required before a judgment by default is sought or entered. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

2.
Guarantor hereby irrevocably and unconditionally waives personal service of any summons, complaint, or other process, which may be made by any other means permitted by New York law. Guarantor understands and agrees that an action, lawsuit, or controversy may be taken up and considered by a court without any further notice. Guarantor further agrees to waive any objection to the absence of formal service of process.
3.
SELLER HEREBY AGREES TO ACCEPT SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS BY ELECTRONIC MAIL (“EMAIL”) AT [***] OR BY UNITED STATES POSTAL SERVICE AT [***] MEANS PERMITTED BY NEW YORK LAW. OR BY ANY OTHER
4.
GUARANTOR HEREBY AGREES TO ACCEPT SERVICE OF ANY SUMMONS, COMPLAINT, OR OTHER PROCESS BY ELECTRONIC MAIL (“EMAIL”) AT
[***] OR BY UNITED STATES POSTAL SERVICE
AT [***] OR BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

5.
Seller or Guarantor Shall notify Seller of any changes to its physical address or email address for service. Unless Seller is notified of a change in address, all addresses shall be presumed to be accurate.
6.
This Addendum shall supersede any notice requirements in the Contract with respect to service of process.
7.

For the Guarantor		For the Seller

	/s/Anindya Datta		/s/Anindya Datta

Name:	ANINDYA DATTA	Name:	ANINDYA DATTA

Date:	10/30/2026	Date:	10/30/2026

		Title	CEO

DECLARATION OF ORDINARY COURSE OF BUSINESS

Each undersigned hereby declares the following:

1.
I am duly authorized to sign the Standard Merchant Cash Advance Agreement (“Agreement”),

dated 10/30/2026 , between E ADVANCE SERVICES LLC (“ "EAS" ”) and

MOBILEWALLA HOLDCO, INC./ MOBILEWALLA INC (“Merchant”) on behalf of Merchant.

2.
This Declaration incorporates by reference the Agreement and every addendum to it.
3.
I acknowledge that I am authorized to sign the Agreement and every addendum to it on behalf of each Merchant.
4.
I acknowledge that I had sufficient time to review the Agreement and every addendum to it before signing it.
5.
I acknowledge that I had an opportunity to seek legal advice from counsel of my choosing before signing the Agreement and every addendum to it.
6.
I acknowledge that each Merchant is entering into the Agreement voluntarily and without any coercion.
7.
I acknowledge that each Merchant is entering into the Agreement in the ordinary course of its business.
8.
I acknowledge that the payments to be made from any Merchant to "EAS" under the Agreement are being made in the ordinary course of each Merchant’s business.
9.
I acknowledge That This Agreement is a Purchase/Sale of Receivables and Not a Loan
10.
I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT

Executed on	10/30/2026
(Date)

FOR THE MERCHANT/OWNER (#1)

By:	ANINDYA DATTA	/s/Anindya Datta
	(Print Name and Title)	(Signature)

FOR THE MERCHANT/OWNER (#2)

By:	JAY DOUGLAS CLARK	/s/Jay Douglas Clark
	(Print Name and Title)	(Signature)